SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): September 17, 1998

                             UACSC 1998-C AUTO TRUST

             (Exact name of registrant as specified in its charter)

                                    NEW YORK

                 (State or other jurisdiction of incorporation)

    333-52101-02                                      35-1937340

(Registration Number)                          (IRS Employer Identification No.)




  9240 Bonita Beach Road
  Suite 1109-A
  Bonita Springs, Florida                                       34135

(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code:  (941) 948-1850


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Item 5.   Other Events.

          Pooling and Servicing Agreement
          -------------------------------

          The definitive Pooling and Servicing Agreement for the UACSC 1998-C Auto Trust, dated as of September 1, 1998, among Harris Trust and Savings Bank, as trustee, UAC Securitization, as depositor, and Union Acceptance Corporation, as servicer is filed herewith.


Item 7.  Financial Statements and Exhibits.

         Exhibit
         Number             Description
         ------             -----------

         4 Definitive copy of the Pooling and Servicing Agreement dated as of September 1, 1998 for the UACSC 1998-C Auto Trust

         24 Consent of PricewaterhouseCoopers LLP to the incorporation by reference of their audit report on the financial statements of MBIA Insurance Corporation and Subsidiaries in the Form 8-K for the UACSC 1998-C Auto Trust and to being named as "Experts" in the Prospectus Supplement for the UACSC 1998-C Auto Trust

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized in the City of Bonita Springs, State of Florida, on September 16, 1998.


                                    UAC SECURITIZATION CORPORATION
                                    as Depositor  (Registrant)



                                    /s/ Leeanne Graziani
                                    ----------------------------------------
                                    By:  Leeanne Graziani,
                                         Vice President